FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 7, 2003

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-11779	75-2548221
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code: (972) 604-6000

Item 7.   Financial Statements and Exhibits

(c)        The following exhibit is furnished herewith:

99.1	Registrant's earnings release dated May 7, 2003.

Item 9.   Regulation FD Disclosure

             The registrant's earnings release dated May 7, 2003, regarding its first quarter 2003 results of operations attached hereto as Exhibit 99.1 is incorporated by reference herein.  The registrant will file through an amendment to this Form 8-K Chief Financial Officer Bob Swan's earnings presentation to securities analysts and the related slides posted on the registrant's website.  This information is being furnished under Item 1 of Form 8-K and is being presented under Item 9 in accordance with the  Commission's interim guidance regarding Item 12 filing requirements, as set forth in Release No. 33-8216.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                    ELECTRONIC DATA SYSTEMS CORPORATION

May 7, 2003                                                                                                                                               By:          /s/ D. Gilbert Friedlander

                                                                                                                                                                            D. Gilbert Friedlander, Senior Vice
                                                                                                                                                                            President, General Counsel and Secretary

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